                                                                    EXHIBIT 10.9


                                 AMENDMENT NO. 1
                        TO AMENDED AND RESTATED AGREEMENT
                           AMONG CERTAIN STOCKHOLDERS



         This Amendment No. 1 to Amended and Restated Agreement Among Certain Stockholders (this "Amendment") dated to be effective as of October 1, 1997 among PageMart Wireless, Inc. (the "Company") and certain of the holders of common stock of the Company listed on the signature pages herein.

         WHEREAS, the Company and certain of the holders of common stock of the Company entered into the Amended and Restated Agreement Among Certain Stockholders dated as of May 10, 1996 (the "Stockholders Agreement"); and

         WHEREAS, the Company and the parties who have signed this Amendment wish to amend the Agreement in certain respects as set forth below;

         NOW, THEREFORE, the parties hereto agree as follows:

         1.       Definitions.      All  capitalized  terms not defined in this
Amendment will have the meanings given them in the Stockholders Agreement.

         2.       Amendment.        The Stockholders Agreement is amended as
follows:

         (a) The term "Voting Parties" as defined in Section 3.1 of the Stockholders Agreement is hereby amended to include only the following parties:
The Morgan Stanley Shareholders, Accel, FERSA, BTIP, TDCGL and John D. Beletic. The term "Voting Parties" shall no longer include Roger Linquist.

         (b) A new Section 5.11 is added as follows:

             5.11 Transfers by Linquist. Roger Linquist agrees that he will only Transfer the number of shares of Common Stock that he would have been permitted to Transfer under Securities and Exchange Commission Rule 144(e)(1) if he were subject to such rule. Linquist will report to the Secretary of the Company (or his designee) within 10 days after the end of each month the number of shares of Common Stock Transferred by him during the preceding month. Upon request from Linquist, the Company will provide to Linquist the current calculation of the maximum number of shares that he would have been permitted to Transfer under Rule 144(e)(1).


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         3. Effectiveness of Amendment. Pursuant to Section 7.5 of the
Stockholders Agreement, this Amendment will be effective as of the date shown above upon receipt by the Company of a counterpart of this Amendment executed by Holders of a majority of the shares of Voting Common Stock then owned by the Holders.

         4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         5. Full Force and Effect. The Stockholder Agreement, as specifically amended by this Amendment, shall remain in full force and effect.

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

                               PAGEMART WIRELESS, INC.

                               By:
                                  ----------------------------------------------
                                     John D. Beletic
                                     Chairman & CEO

              Address:         3333 Lee Parkway
                               Suite 100
                               Dallas, Texas 75206


                               THE MORGAN STANLEY
                               LEVERAGED EQUITY FUND II, L.P.

                               By:   MORGAN STANLEY LEVERAGED
                               EQUITY FUND II, INC., its General Partner

                               By:
                                  ----------------------------------------------
                                     Name:
                                     Title:

              Address:         1221 Avenue of the Americas
                               New York, New York 10020


                               MORGAN STANLEY CAPITAL
                               PARTNERS III, L.P.
                               By:  MSCP III, L.P.,
                                     its General Partner
                               By:   Morgan Stanley Capital
                                          Partners III, Inc.,
                                          its General Partner

                               By:
                                  ----------------------------------------------
                                     Name:
                                     Title:

              Address:         1221 Avenue of the Americas
                               New York, New York 10020

                               MORGAN STANLEY CAPITAL
                               INVESTORS, L.P.
                               By:   MSCP III, L.P.,
                                          its General Partner
                               By:   Morgan Stanley Capital
                                          Partners III, Inc.,
                                          its General Partner

                               By:
                                  ----------------------------------------------
                                     Name:
                                     Title:

              Address:         1221 Avenue of the Americas
                               New York, New York  10020


                               MSCP III 892 INVESTORS, L.P.
                               By:   MSCP III, L.P., its General Partner
                               By:   Morgan Stanley Capital Partners III, Inc.,
                                          its General Partner

                               By:
                                  ----------------------------------------------
                                     Name:
                                     Title:

              Address:         1221 Avenue of the Americas
                               New York, New York  10020


                               MORGAN STANLEY VENTURE
                               CAPITAL FUND II, L.P.
                               By:   Morgan Stanley Venture Partners
                                     II, L.P., its General Partner
                               By:   Morgan Stanley Venture Capital II, Inc.,
                                          its Managing General Partner

                               By:
                                  ----------------------------------------------
                                     Name:
                                     Title:

              Address:         1221 Avenue of the Americas
                               New York, New York  10020

                               MORGAN STANLEY VENTURE
                               CAPITAL FUND, L.P.
                               By:   Morgan Stanley Venture Partners L.P.,
                                          its General Partner
                               By:   Morgan Stanley Venture Capital Inc.,
                                          its Managing General Partner

                               By:
                                  ----------------------------------------------
                                     Name:
                                     Title:

              Address:         1221 Avenue of the Americas
                               New York, New York 10020


                               MORGAN STANLEY VENTURE
                               CAPITAL FUND II, C.V.
                               By:   Morgan Stanley Venture Partners
                                     II, L.P., its General Partner
                               By:   Morgan Stanley Venture Capital II, Inc.,
                                          its Managing General Partner

                               By:
                                  ----------------------------------------------
                                     Name:
                                     Title:

              Address:         1221 Avenue of the Americas
                               New York, New York 10020


                               MORGAN STANLEY VENTURE
                               INVESTORS, L.P.
                               By:   Morgan Stanley Venture Partners II,
                                     L.P., its General Partner
                               By:   Morgan Stanley Venture Capital II, Inc.,
                                          its Managing General Partner

                               By:
                                  ----------------------------------------------
                                     Name:
                                     Title:

              Address:         1221 Avenue of the Americas
                               New York, New York 10020

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                               FIRST PLAZA GROUP TRUST

                               By:   MELLON BANK, N.A., TRUSTEE
                                     (as directed by General Motors
                                     Investment Management Corporation)

                               By:
                                  ----------------------------------------------
                                     Name:
                                     Title:

              Address:         c/o   Mellon Bank, N.A.
                               One Mellon Bank Center
                               Pittsburgh, PA 15258-0001
                               Attention:  Bernadette Rist

                               General Motors Investment
                                     Management Corporation
                               767 5th Avenue
                               New York, NY 10153
                               Attention: Kathryn T. Stokel
                                          Robert D. Cromwell


                               J.P. MORGAN CAPITAL
                               CORPORATION

                               By:
                                  ----------------------------------------------
                                     Name:
                                     Title:


                               SIXTY WALL STREET FUND 1995, L.P.
                               By:   Sixty Wall Street Corporation

                               By:
                                  ----------------------------------------------
                                     Name:
                                     Title:

              Address:         60 Wall Street
                               New York, New York 10260

                               ACCEL TELECOM L.P.

                               By: Accel Telecom Associates, L.P.,
                                     its General Partner

                               By:
                                  ----------------------------------------------
                                     Name:
                                     Title:

              Address:         One Palmer Square
                               Princeton, NJ 08542


                               ACCEL INVESTORS '89 L.P.

                               By:
                                  ----------------------------------------------
                                     Name:
                                     Title:

              Address:         One Palmer Square
                               Princeton, NJ 08542


                               ACCEL III L.P.

                               By:   Accel III Associates L.P.,
                                          its General Partner

                               By:
                                  ----------------------------------------------
                                     Name:
                                     Title:

              Address:         One Palmer Square
                               Princeton, NJ 08542


                               BT INVESTMENT PARTNERS, INC.

                               By:
                                  ----------------------------------------------
                                     Name:
                                     Title:

              Address:         130 Liberty Street, 25th Floor
                               New York, New York 10006
                               Attention: Mr. Brian Talbot
                                             Vice President

                               LEADERSHIP INVESTMENTS LTD.

                               By:
                                  ----------------------------------------------
                                     Name:
                                     Title:

              Address:         c/o   FOMENTO EMPRESARIAL
                               REGIOMONTANO, S.A. DE C.V.,
                               Venecia 835-5
                               Col. Mitras Sur
                               Monterrey, N.L. 64020
                               Mexico


                               EMPRESAS LA MODERNA, S.A. DE C.V.

                               By:
                                  ----------------------------------------------
                                     Name:
                                     Title:

              Address:         c/o   FOMENTO EMPRESARIAL
                               REGIOMONTANO, S.A. DE C.V.,
                               Venecia 835-5
                               Col. Mitras Sur
                               Monterrey, N.L. 64020
                               Mexico


                               SEGUROS COMERCIAL AMERICA,
                               S.A. DE C.V.

                               By:
                                  ----------------------------------------------
                                     Name:
                                     Title:

              Address:         c/o   FOMENTO EMPRESARIAL
                               REGIOMONTANO, S.A. DE C.V.,
                               Venecia 835-5
                               Col. Mitras Sur
                               Monterrey, N.L. 64020
                               Mexico

                               TD CAPITAL GROUP, LTD.

                               By:
                                  ----------------------------------------------
                                     Name:
                                     Title:

              Address:         Ernst & Young Tower, 20th Floor
                               P.O. Box 1, Toronto Dominion Centre
                               Toronto, Ontario
                               M5K 1A2
                               Canada

                                        ELLMORE C. PATTERSON
                                        ANNE H. PATTERSON
                                        BRANDYWINE TRUST COMPANY,
                                              ET. AL,
                                              TRUSTEES U/A 5/4/56 FBO JANE
                                              C. BECK
                                        BRANDYWINE TRUST COMPANY,
                                              TRUSTEE U/A 2/10/56 FBO
                                              MICHAEL E. PATTERSON
                                        BRANDYWINE TRUST COMPANY,
                                              TRUSTEE U/A 2/10/56 FBO
                                              ROBERT E. PATTERSON
                                        BRANDYWINE TRUST COMPANY,
                                              TRUSTEE U/A 2/10/56 FBO
                                              DAVID C. PATTERSON
                                        BRANDYWINE TRUST COMPANY,
                                              TRUSTEE U/A 2/10/56 FBO
                                              THOMAS H.C. PATTERSON
                                        MARIA W. PATTERSON, C/F ELOISE
                                              C. PATTERSON U/NYUGMA
                                        MARIA W. PATTERSON, C/F DAVID
                                              G. PATTERSON U/NYUGMA
                                        MARIA W. PATTERSON, C/F DAPHNE
                                              D. PATTERSON U/NYUGMA
                                        MICHAEL E. PATTERSON & ELENA C.
                                              PATTERSON, TRUSTEES U/A 9/6/90
                                              FBO ANNE H. PATTERSON
                                        MICHAEL E. PATTERSON & ELENA C.
                                              PATTERSON, TRUSTEES U/A 9/6/90
                                              FBO ELENA A. PATTERSON
                                        MICHAEL E. PATTERSON & ELENA C.
                                              PATTERSON, TRUSTEES U/A
                                              3/12/92 FBO MICHAEL E.
                                              PATTERSON, JR.

                               By:   Kaplan, Choate Management Inc.,
                                          as Investment Manager

                               By:
                                  ----------------------------------------------
                                     Name:
                                     Title:

              Address:         c/o   Kaplan Choate & Co.
                               880 Third Avenue
                               New York, NY 10022


                               UNITED MISSOURI BANK OF KANSAS
                               CITY, N.A. FOR THE BENEFIT OF GARI
                               L. CHEEVER

                               By:
                                  ----------------------------------------------
                                     Name:
                                     Title:

              Address:         1010 Grand
                               P.O. Box 419226
                               Kansas City, MO 64141-6226


                               UNITED MISSOURI BANK OF KANSAS
                               CITY, N.A. FOR THE BENEFIT OF
                               EDWARD M. LEONARD

                               By:
                                  ----------------------------------------------

              Address:         1010 Grand
                               P.O. Box 419226
                               Kansas City, Mo 64141-6226



                               By:
                                  ----------------------------------------------
                                     Roger Linquist

              Address:         8144 Walnut Hill Lane
                               Suite 600
                               Dallas, Texas 75231

                               By:
                                     John A. Beletic

              Address:         P.O. Box 18662
                               Cleveland Heights, OH 44118-0662


                               By:
                                  ----------------------------------------------
                                     John D. Beletic

              Address:         3333 Lee Parkway, Suite 100
                               Dallas, Texas 75219

                               By:
                                  ----------------------------------------------
                                     John D. Beletic as Custodian
                                     For Allison C. Beletic

              Address:         3333 Lee Parkway, Suite 100
                               Dallas, Texas 75219



                               By:
                                  ----------------------------------------------
                                     Walter F. Loeb

              Address:         P. O. Box 1155
                               New York, NY 10580



                               By:
                                  ----------------------------------------------
                                     Vick T. Cox

              Address:         3333 Lee Parkway, Suite 100
                               Dallas, Texas 75219



                               By:
                                  ----------------------------------------------
                                     Frances W. Hopkins

              Address:         3333 Lee Parkway, Suite 100
                               Dallas, Texas 75219


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

                               By:
                                  ----------------------------------------------
                                     Sandra D. Neal

              Address:         3333 Lee Parkway, Suite 100
                               Dallas, Texas 75219



                               By:
                                  ----------------------------------------------
                                     Richard S. Nelson

              Address:         3333 Lee Parkway, Suite 100
                               Dallas, Texas 75219



                               By:
                                  ----------------------------------------------
                                     Mary Jo Hernandez Sabeti

              Address:         3333 Lee Parkway, Suite 100
                               Dallas, Texas 75219



                               By:
                                  ----------------------------------------------
                                     Gari L. Cheever

              Address:         520 Lowell Avenue
                               Palo Alto, CA 94301



                               By:
                                  ----------------------------------------------
                                     G. Clay Myers

              Address:         3333 Lee Parkway, Suite 100
                               Dallas, Texas 75219



                               By:
                                  ----------------------------------------------
                                     Kenneth L. Hilton

              Address:         1205 Windy Meadow Dr.
                               Plano, Texas 75023


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

                               By:
                                  ----------------------------------------------
                                     Homer Huddleston

              Address:         P.O. Box 700007
                               Dallas, Texas 75370-0007



                               By:
                                  ----------------------------------------------
                                     Douglas S. Glen

              Address:         3333 Lee Parkway, Suite 100
                               Dallas, Texas 75219



                               By:
                                  ----------------------------------------------
                                     Carol W. Dickson

              Address:         142 Allencrest Dr.
                               Coppell, Texas 75019


                               By:
                                  ----------------------------------------------
                                     Lawrence H. Wecsler

              Address:         3333 Lee Parkway, Suite 100
                               Dallas, Texas 75219



                               By:
                                  ----------------------------------------------
                                     Douglas H. Kramp

              Address:         3333 Lee Parkway, Suite 100
                               Dallas, Texas 75219



                               By:
                                  ----------------------------------------------
                                     Paul L. Turner

              Address:         3333 Lee Parkway, Suite 100
                               Dallas, Texas 75219


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

                               By:
                                  ----------------------------------------------
                                     Jack D. Hanson

              Address:         3333 Lee Parkway, Suite 100
                               Dallas, Texas 75219


                               By:
                                  ----------------------------------------------
                                     Thomas C. Keys

              Address:         3333 Lee Parkway, Suite 100
                               Dallas, Texas 75219



                               By:
                                  ----------------------------------------------
                                     Todd A. Bergwall

              Address:         3333 Lee Parkway, Suite 100
                               Dallas, Texas 75219



                               By:
                                  ----------------------------------------------
                                     Cesary Pasiuk

              Address:         c/o Kaplan Choate & Co.
                               880 Third Avenue
                               New York, NY 10022